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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported)
                      DECEMBER 2, 1998 (December 8, 1998)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



           OKLAHOMA                  1-13726                     73-1395733
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(State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)          File Number)              Identification No.)



    6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA    73118
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        (Address of principal executive offices)        (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On December 2, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing completion of a significant Tuscaloosa discovery.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits. The following exhibit is filed herewith:

    99.  Press Release issued by the Registrant on December 2, 1998.







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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CHESAPEAKE ENERGY CORPORATION



                                      BY: /s/  AUBREY K. MCCLENDON
                                          --------------------------------------
                                                  Aubrey K. McClendon,
                                                Chief Executive Officer

Dated: December 2, 1998



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                                 EXHIBIT INDEX
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
EXHIBIT  DESCRIPTION
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
99       Press Release issued by the Registrant on December 2, 1998.
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